Exhibit 10.2

Amendment to Trust Agreement, dated May 21, 2004, by and between Corporacion Pipasa, S.A. and

Corporacion As de Oros, S.A., as Trustors, Banco Improsa, S.A. as Trustee and

various of the Company’s lenders (translated from Spanish)

“NUMBER TWO-TWENTY. Before us, Marcela Arias Victory and Mario Gómez Pacheco, Notary Publics with offices in San José acting jointly in the latter´s notarial record book appear: (a) Victor Oconitrillo Conejo, of legal age, married once, business administrator, resident of San José, bearer of identification card number one-six hundred seventy six– zero seventy two, as President; and Pedro Dobles Villela of legal age, married once, business administrator, resident of San José, bearer of identification card number nine – zero twenty five – one hundred forty, as Vice-President, acting jointly as: (i) Attorneys-in-Fact, without limitation of sum of CORPORACIÓN PIPASA SOCIEDAD ANÓNIMA, legal entity number three-one hundred one-twelve thousand nine hundred thirty three, domiciled at Distrito La Ribera, Canton Belén, Province of Heredia, from the Catholic Church, two hundred North, three hundred West and four hundred Northwest, such legal entity being recorded and current, as per Public Registrar, Mercantile Section, which the undersigned notaries certify and (ii) Attorneys-in-Fact, without limitation of sum of CORPORACION AS DE OROS SOCIEDAD ANONIMA, legal entity number three-one hundred one- zero zero nine thousand six hundred ninety-one, domiciled in Heredia, Belén, La Ribera, one kilometre West from Firestone, two hundred meters North and tree hundred meters West, such legal entity being recorded and current, as per Mercantil Section of the Public Registrar, volume three hundred twenty six; entry ten thousand six hundred sixty, and which the undersigned notaries certify; (iii) Attorneys-in-Fact, without limitation of sum of CINCO CC, SOCIEDAD ANÓNIMA, legal entity number three – one hundred one – one hundred fifty two thousand three hundred thirty, entity that merged with CORPORACION PLANETA DORADO SOCIEDAD ANÓNIMA, through an absorption mechanism, remaining for all juridical purposes as CORPORACION PLANETA DORADO SOCIEDAD ANÓNIMA, denominated as PLANETA DORADO SOCIEDAD ANÓNIMA, legal entity three – one hundred one seventy six thousand five hundred eighty nine, domiciled at San Rafael de Ojo de Agua, Alajuela, from the Catholic Church, one hundred meters West and three hundred South, such legal entity, merger and social denomination change being recorded and current which the undersigned Notaries certify under the entry above mentioned and, as per Mercantile Section of the Public Registrar, volume one thousand two hundred ninety three and one thousand seven hundred forty eight, page seventy seven and two hundred sixteen, entry ninety two and two hundred thirty three, and which the undersigned notaries certify; (b ) Luis Liberman Ginsburg, of legal age, married once, Doctor en Economía, resident of San José and bearer of identification card number one – three hundred forty zero twenty five, as Manager with the faculties granted as Attorney-in-Fact without limit of sum of BANCO INTERFIN S.A., domiciled in San José, Avenida Las Américas, North from the National Stadium, legal entity three-hundred one-cero thirty and four thousand five hundred forty nine, being recorded and effective, as per Mercantile Section of the Public Registrar Volume one thousand seven hundred twenty nine, Entry two hundred twenty, Asiento two hundred eighty eight; and which the undersigned notaries certify (d) Gerardo Alfredo Sanabria Piretti, of legal age, single, Master in Business Administration, resident of Cartago, bearer of the identification card number one - six hundred seventy five - three hundred thirty nine, as Subgerente General with the faculties granted as Attorney-in-Fact without limitation of sum of BANCO CREDITO AGRICOLA DE CARTAGO domiciled at the city of Cartago, legal entity four – zero zero zero – zero zero one thousand one hundred twenty eight, being recorded and current, as per Mercantile Section of the Public Registrar volume one thousand one hundred sixty eight, page one hundred thirty three, entry one hundred thirty three; and which the undersigned notaries certify (e) Francisco Javier Aguilar González, of legal age, married, resident of Alajuela, bearer of identification card number nine-zero sixty one- four hundred three, Master in Business Administration, with the faculties granted as Attorney-in-Fact without limit of sum of BANCO INTERNACIONAL DE COSTA RICA S.A. (Panamá), domiciled in Panamá, legal entity three-one hundred one- thirty nine thousand seven hundred twenty eight, being recorded and current, as per Mercantile Section of the Public Registrar, volume one thousand six hundred ninety four, page one hundred six, entry one thousand six hundred ninety four, page one hundred six, entry one hundred two (f) José Guillermo Quesada Oviedo, of legal age, married once, Master in Business Administration, bearer of identification card number one – five hundred ninety one- two hundred sixty two, with the faculties granted as Attorney-in-Fact without limit of sum of BANCO DE COSTA RICA, domiciled in San José, Second Avenue, Third Street, legal entity four – zero zero zero zero zero zero zero nineteen – zero nine all according to article forty two of the Ley Orgánica del Sistema Bancario Nacional and article one thousand two hundred fifty three of the Código Civil, according to Mercantile Section of the Public Registrar, volume one thousand seven hundred forty one, page one hundred fifty eight, entry one hundred forty four; jointly these banks conform the BENEFICIARIES; and

(g) Marianela Ortuño Pinto, of legal age, married once, licenciada in Business Administration, domiciled in San José, bearer of identification card number nine - zero forty one – four hundred seventy six-, as General Manager, with the faculties granted as Attorney-in-Fact without limit of sum of BANCO IMPROSA SOCIEDAD ANÓNIMA, legal entity being recorded and current, as per Mercantile Section of the Public Registrar volume one thousand three hundred ninety eight, pages twenty nine and two hundred thirty three, entry numbers fifty one and three hundred five; AND THEY STATE: 1.WHEREAS: FIRST: That on September twenty second two thousand three, at seven hours, a TRUST denominated “PIPASA´S GUARANTY TRUST” was constituted, in a public deed registered in page hundred thirty seven front, third volume attorney Marcela Arias Victory´s Notarial record book, hereafter and in this document denominated as “THE TRUST”. SECOND: In this TRUST, the trustees are CORPORACIÓN PIPASA S.A., CORPORACION AS DE OROS S.A., hereinafter the DEBTOR TRUSTORS, and CINCO CC, S.A. and PLANETA DORADO S.A., hereafter and for this contract denominated NON-DEBTOR TRUSTORS; and the BENEFICIARIES are the creditors of the TRUSTORS, which are described on Exhibit one which is part of the above mentioned Trust Agreement, hereinafter referred to as THE BENEFICIARIES. THIRD: The TRUST AGREEMENT mentioned is a Guaranty Trust Agreement and its objective is to collateralize the TRUSTEES, the payment of the debt in their favor, by Corporación As de Oros S.A. and Corporación Pipasa S.A., and that are described in Exhibit two which is attached to this TRUST. FOURTH: That the TRUSTORS have cancelled in full the pecuniary obligations with: BANCO CUSCATLAN DE COSTA RICA, SOCIEDAD ANONIMA, CUSCATLAN INTERNACIONAL BANK AND TRUST LIMITED, BANCO BANEX SOCIEDAD ANONIMA, CARIBBEAN BANK OF EXPORTS, BANCO IMPROSA SOCIEDAD ANONIMA, BANCO AGRICOLA EL SALVADOR SOCIEDAD ANONIMA, BANCO DE OCCIDENTE S.A., BANCO NACIONAL DE COSTA RICA AND BANCO ALEMÁN MAPINA S.A., corporations denominated as TRUSTEE in the GUARANTY TRUST described above. Likewise, excluding the above mentioned, there are still guaranteed operations for the TRUST in favor of Banco Interfin S.A., Transamérica Bank and Trust Company Limited, Banco de Costa Rica, Banco Crédito Agrícola de Cartago y Banco Internacional de Costa Rica S.A. (Panamá). FIFTH: That Banco Interfin S.A., Banco de Costa Rica, Banco Crédito Agrícola de Cartago y Banco Internacional de Costa Rica S.A. (Panamá), hereafter the BANK TRUSTEES, have agreed to grant, subject to what clause twenty four states and which follows, to Corporación AS de Oros and to Coporación Pipasa S.A., new credits, hereafter denominated as Banking Credits. Copies of the credit contracts executed by the Trustee, are attached to this document and will be part of it. SIXTH: The Debtor Trustors will issue publicly offered notes, up to seven thousand million colones, hereinafter denominated as the “Issuance”. The Issuance conditions will be as follows: A) Interest: equivalent to the basic ratio plus three point five percent, minimun (gross) of seventeen point four percent annually, net of sixteenth percent annually, payable quarterly; B) Five year period, redeemable quarterly from the first quarter of the fourth year as it became effective, anticipated payment option, with three points as maximum award starting from the second year and decreasing as the expiration date approaches. Any variation in the Issuance conditions must have the previously issued approval of the Board of Beneficiaries. SEVENTH: The parties agree that the Banking Credits and the potential Issuance, up to the indicated amount, will be guaranteed by the TRUST, and the parties agree to reform the TRUST as indicated. II. MODIFICATION TO “PIPASA GUARANTEE TRUST”. The parties agree to modify the GUARANTEE TRUST, constituted through public deed number one hundred nine – three, at seven hours on September twenty second two thousand three, before the Notaries Marcela Arias Victory and Mario Gómez Pacheco, registered at the Public Registrar, volume five hundred twenty five, entry thirteen thousand seven hundred four, and additional deeds signed at nine hours thirty minutes on December eleven two thousand three, deed number forty six- one authorized by Notary Lariza Guevara Moya and Mario Gómez Pacheco, acting in the notarial record book of the first and of eleven hours on May fourteen two thousand four, authorized by Notary Lariza Guevara Moya, hereinafter referred to as “TRUST” as follows: FIRST: The parties agree to substitute the Trustee of the Trust, which hereafter will be BANCO IMPROSA SOCIEDAD ANÓNIMA, legal entity ID number three hundred one-zero seventy nine thousand six. Misses Marianela Ortuño Pinto, of generals described above, was present in this act in representation of BANCO IMPROSA S.A., expressed her consent and accepts the fiduciary property of the entrusted assets. The Public Registrar to register the Trustee substitution in the corresponding entry of the entrusted assets, which are: A) PARTIDO DE SAN JOSE: ONE: Folio Real REGISTRATION NUMBER ZERO EIGHTY SIX FOUR HUNDRED SIXTY – ZERO ZERO ZERO, which is a land with a house, located at fourth District Catedral, canton one, San José, Province of San José, with the following boundaries: North, Alberto Estrada; South, Avenue number twenty-four, with fourteen meters zero zero centimeters; East, Road to Desamparados, nine meters zero zero centimeters; and West, Ricardo Villafranca and Santiago Guell. It measures: fifty-six meters and seventy five square decimeters. Map number SJ – zero zero two seven zero six zero – one nine five seven. B). PARTIDO DE

ALAJUELA: ONE: Folio Real REGISTRATION NUMBER ONE HUNDRED EIGHTY ONE THOUSAND THREE HUNDRED NINETY FIVE – ZERO ZERO ZERO, which is a coffee, sugar cane plantation, with two galleys, one hut, located on district four of San Roque, canton three, Grecia, Province of Alajuela; with the following boundaries: North, Federico Zamora Castro; South, Carlos Hidalgo Moya, East, public street in the middle of another one, and West, Yurro in the middle of another one. It measures ninety one thousand four hundred ninety five meters and fifty five square decimeters. Map number: A-three five six six three six – seven nine. TWO. Folio Real REGISTRATION NUMBER ONE HUNDRED TWENTY THREE THOUSAND SIX HUNDRED TWENTY SEVEN – ZERO ZERO ZERO, which is a land for construction of office, warehouse and seventeen sheds, located at district five Tacares, cantón three, Grecia, Province of Alajuela, with the following boundaries: North, Carlos Maroto Vargas; South, Edgar Fernández Pinto, East, Federico Escude Tura and West, public street with another six point sixteen meters. It measures eighteen thousand two hundred one meters and forty-six square decimeters. Map number: A-zero eight zero six eight zero one – one nine eight nine. THREE: Folio Real REGISTRATION NUMBER ONE HUNDRED FORTY THOUSAND THREE HUNDRED FIFTY SIX – ZERO ZERO ZERO, agricultural land located at district two San José, First Canton, Alajuela, Province of Alajuela, with the following boundaries: North, Public street with eight meters forty five centimeters and another; South, Tobías Hidalgo one hundred ten meters forty three centimeters; East, Edwin Víquez with two hundred eighty eight meters and sixty five centimeters; and West, Edwin Víquez with eighty seven meters fifty two centimeters. It measures twenty two thousand seven hundred seventy four meters and sixty square decimeters. Map number A-zero four two one seven five six – one nine eight one. FOUR: Folio Real REGISTRATION NUMBER ONE HUNDRED SIX THOUSAND FIVE HUNDRED EIGHTY SIX-ZERO ZERO ZERO which is a land with an industrial plant office, commissary, warehouse and workshop, located at district eight San Rafael, canton one Alajuela, Province of Alajuela, with the following boundaries: North, Public Street Olga Klever and Rafael H.; South, Public street and Bernardo Sandoval, East, Public street; West, Rafael Herrera Arguedas. It measures twelve thousand one hundred thirty meters and sixty eight square decimeters. Map number: A-seven six eight nine five zero – eight eight. FIVE. Folio Real REGISTRATION NUMBER ONE HUNDRED FOUR THOUSAND FOUR HUNDRED THIRTY EIGHT – ZERO ZERO ZERO, land for broiler exploitation, eleven galleys, two houses and a warehouse, located at district eleven, Turrúcares, canton one, Alajuela, Province of Alajuela Alajuela, with the following boundaries: North: Public street, and no street Solón Lizano; South, José Antonio Pinto López and other; East, Solón Lizano and Otoniel Campos; West, Gonzalo Chaves Castillo. It measures one hundred thirteen thousand three hundred fifty six meters and thirty six square decimeters. Map number: A-three three six two eight three – seven nine. SIX. Folio Real REGISTRATION NUMBER ELEVEN THOUSAND FORTY THREE-ZERO ZERO ZERO, land intended for annual crops, eight galleys, located at district zero eight, San Rafael, canton one, Alajuela, with the following boundaries: North, Public street Misael Venegas, South, José Antonio Rodríguez González, East, José Antonio Rodríguez González, and West, Fabio Aguilar Ramírez. It measures nineteen thousand two hundred nineteen meters and twelve square decimeters. Map number: A-six four eight nine nine zero – eight six. SEVEN. Folio Real REGISTRATION NUMBER ONE HUNDRED SIXTY TWO TWO HUNDRED SEVENTY FOUR – ZERO ZERO ZERO, land with two buildings, located at district zero eight, San Rafael, canton one, Alajuela, Province of Alajuela, with the following boundaries, North: Public street with one hundred twenty nine meters, eighty six centimeters; South, Instituto Costarricense Puertos al Pacifico, East, José Manuel Rodríguez Campos, and West, Rubén Venegas Castillo. It measures fifteen thousand two hundred eighty five meters and fifty four square decimeters. Map number: A-zero six one seven five six five – one nine eight six. EIGHT. Folio Real REGISTRATION NUMBER ONE HUNDRED NINE THOUSAND NINETY FIVE – ZERO ZERO ZERO, land with a house, four galleys, coffee, located at district twelve, Tambor, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Felisa Ugalde, Antonio Villalobos; South: Genoveva Vargas, Teodora Picado, East: Sucesión de María Vargas; West, Private street. It measures nineteen thousand seventy one meters and seventy nine square decimeters. Map number A-zero zero one zero two two zero – one nine seven zero. NINE. Folio Real REGISTRATION NUMBER ONE HUNDRED THIRTY ONE THOUSAND THREE HUNDRED TWENTY SEVEN – ZERO ZERO ZERO, agricultural with four sheds, one house, one tank, located at district twelve, Tambor, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Ismael Sánchez Lobo, South: Sucesores de Rafael Benavides, East: Jesús Vargas, German Valverde and West: Road to Cacao. It measures twenty four thousand one hundred fifty seven meters and sixty nine square decimeters. Map number A- four two one seven five five – eight one. TEN. Folio Real REGISTRATION NUMBER ONE HUNDRED SEVENTY NINE THOUSAND FOUR HUNDRED FORTY SEVEN – ZERO ZERO agricultural land, located at district zero eight, San Rafael, canton one, Alajuela, Province of Alajuela, with the following boundaries: North, Sucesión de Albino Arias Alvares;

South: Lindor, Alvaro, Gilbert Castillo Venegas, East: Rafael Sandoval González and West, public street. It measures five thousand five hundred eighty six meters and nine square decimeters. Map number A-three three six zero zero seven – seven nine. ELEVEN. Folio Real REGISTRATION NUMBER SEVENTY THREE THOUSAND SIX HUNDRED FORTY FOUR – ZERO ZERO ZERO, land with production plant administrative office and house, located at district thirteen, Garita, canton one, Alajuela, Province of Alajuela, with the following boundaries: Northeast, Godofredo Chaves; Northwest: Quebrada Limón, Southeast: Corporación As de Oros S, A, and Southwest: Public street and Corporación As de Oros, S. A. It measures one hundred two thousand six hundred thirty two meters and nine square decimeters. Map number A-zero three eight five five one nine – one nine eight zero. TWELVE. Folio Real REGISTRATION NUMBER TWO HUNDRED THIRTEEN THOUSAND SIX HUNDRED THIRTY FOUR-ZERO ZERO ZERO, corresponding to a patio with house, located in district thirteen, Garita, cantón one, Alajuela, Province of Alajuela, with the following boundaries to the North with Miguel Alfaro and Quebrada la Mina; to the South with Otoniel Aguilar; to the East with Otoniel Aguilar; and to the West with public street on nineteen meters with eighty four centimeters. It measures three hundred and thirty nine meters with seventy five square centimeters. Map number: A-zero five three two nine five eight –one nine eight four. THIRTEEN. Folio Real REGISTRATION NUMBER ONE HUNDRED SIXTY NINE THOUSAND NINE HUNDRED AND EIGHTEEN-ZERO ZERO ZERO, corresponding to a piece of land with one house and four henhouses, located on district zero five, Guácima, cantón one, Alajuela, Province of Alajuela, with the following boundaries: to the North with Hernán Solórzano and the cemetery; to the South with Arias Castillo, S.A.; to the East with road and cemetery; and to the West with Santiago Salas Vargas. It measures nineteen thousand one hundred and six square meters with thirty five square decimeters. Map number: A-six nine nine four three one – zero one. FOURTEEN. Folio Real REGISTRATION NUMBER THREE HUNDRED AND SIXTY EIGHT THOUSAND FIVE HUNDRED AND SIXTY TWO-ZERO ZERO ZERO, corresponding to a piece of land for agriculture and grazing, located on district zero eight, San Rafael, cantón one, Alajuela, Province of Alajuela, with the following boundaries: to the North with Corporación Pipasa, S. A.; to the South with Río Bermúdez; to the East with Alcides, Mauro, Judit and Flor Sandoval Meléndez; and to the West in part with Emérita and Margarita Sandoval Fernández. It has thirteen thousand seven hundred and fifty nine meters with sixty square decimeters. Map number: A-zero six five six eight seven six – two thousand. FIFTEEN. Folio Real REGISTRATION NUMBER ONE HUNDRED AND TWENTY THREE

THOUSAND ONE HUNDRED AND NINETY EIGHT-ZERO ZERO ZERO, corresponding to a piece of land for agriculture and pasture, located on district zero eight, San Rafael, cantón one, Alajuela, Province of Alajuela, with the following boundaries: to the North with public street San Antonio de Belén a la Guácima; to the South with Emérita Sandoval Fernández; to the East in part with Rafaela Herrera Arguedas, in part with industrial facilities of Procesadora de Aves S.A., and in part with Alcides, Mauro, Judit and Flor Sandoval Meléndez, and to the West in part with Ana and Rosario Chaves Vargas and in part with Emérita and Margarita Sandoval Fernández. It measures twenty six thousand and eight hundred and forty square meters. Map number: A-zero six four eight one two nine –two thousand. SIXTEEN. Folio Real REGISTRATION NUMBER TWO HUNDRED FORTY TWO THOUSAND TWO HUNDRED AND NINETEEN-ZERO ZERO ZERO, corresponding to a piece of land for industrial use, located on district zero eight, San Rafael, cantón one, Alajuela, Province of Alajuela, with the following boundaries: to the North with Acequia and other; to the South with Alvaro Castillo Venegas; to the East with Jesús Zumbado González; and to the West with public street on seventy five meters with ninety five centimeters. It measures four thousand six hundred and one meters with forty eight square decimeters. Map number: A-zero seven one four four nine four – one nine eight seven. SEVENTEEN: Folio Real Number ONE HUNDRED AND SEVENTY FIVE THOUSAND TEN-ZERO ZERO ZERO. Nature: with five galleys, one business space and three houses, located in District Eighth, San Rafael, First Cantón, Alajuela, Province of Alajuela. It with the following boundaries to the North with Río Segundo; to the South with road to Guacima with one hundred and nine meters and nineteen centimeters; to the East with El Fortín S.A. y Río Segundo; and to the West with Mirta Guillén y Humberto Villalobos. It measures twenty six thousand six hundred forty four meters with thirty four square decimeters. Map: A-two hundred ninety thousand nine hundred and three—year one thousand nine hundred and seventy-seven. PARTIDO DE HEREDIA: ONE. REGISTRATION NUMBER SEVENTY THOUSAND TWO HUNDRED AND NINETY THREE – ZERO ZERO ZERO, corresponding to a piece of land with coffee plantations, sugar cane plantations and pastures, located in district four Jesús, fourth canton, Santa Bárbara, Province of Heredia, with the following boundaries: to the North with public street with one hundred and ninety four meters with zero two centimeters; to the South with Hacienda Cafetalera San Pedro Sociedad Anónima with two hundred and four meters with forty eight centimeters; to the East with public street on one hundred and twenty one meters and seventy centimeters; to the West with Hacienda Cafetalera San Pedro Sociedad Anónima with ninety three meters with fifty five centimeters.

It measures twenty thousand three hundred ninety seven square meters with sixty seven square decimeters. The Map is registered under number H-zero five zero one nine six three one thousand nine hundred and eighty three. TWO. PARTIDO DE HEREDIA: REGISTRATION NUMBER SEVENTY THOUSAND TWO HUNDRED AND NINETY FIVE– ZERO ZERO ZERO, corresponding to a piece of land with coffee plantations, sugar cane plantations and pastures, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, with the following boundaries: to the North with Hacienda Cafetalera San Pedro S.A with one hundred and eighty nine meters; to the South with Hacienda Cafetalera San Pedro S.A on two hundred and three meters; to the East with public street with ninety four meters with sixteen centimeters; to the West with Hacienda Cafetalera San Pedro S.A with eighty one meters with forty four centimeters. It measures seventeen thousand seven hundred and thirty nine square meters with seventy one square decimeters. The Map is registered under number H-zero five zero one nine six two-one thousand nine hundred and eighty three. THREE. PARTIDO DE HEREDIA: REGISTRATION NUMBER SEVENTY THOUSAND TWO HUNDRED AND NINETY SEVEN– ZERO ZERO ZERO, corresponding to a piece of land with coffee plantations, sugar cane plantations and pastures, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, with the following boundaries: to the North with Hacienda Cafetalera San Pedro S.A with one hundred and nine meters with seventy three centimeters; to the South with Hacienda Cafetalera San Pedro S.A with one hundred and eighteen meters with fifty centimeters; to the East with public street on one hundred and seventy six meters with sixty eight centimeters; to the West with Hacienda Cafetalera San Pedro S.A. with one hundred and seventy six meters with seventy eight centimeters. It measures nineteen thousand and ninety six square meters with eighty three square decimeters. The Map is registered under number H-zero five zero two zero nine seven- one thousand nine hundred and eighty three. FOUR. PARTIDO DE HEREDIA: REGISTRATION NUMBER FIFTY THREE THOUSAND EIGHT HUNDRED AND SIXTY SEVEN– ZERO ZERO ZERO, corresponding to a piece of land for poultry-breeding business with four halls and a house, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, with the following boundaries: to the North with José Joaquín Camacho Víquez; to the South with José Joaquín Camacho Víquez and road; to the East with José Joaquín Camacho Víquez; to the West with José Joaquín Camacho Víquez. It measures forty seven thousand one hundred and seventy five square meters with forty eight square decimeters. The Map is registered under number H-zero zero one nine eight two-one thousand nine hundred and seventy five. FIVE. PARTIDO DE HEREDIA:

REGISTRATION NUMBER SEVENTY SEVEN THOUSAND SEVEN HUNDRED AND SIXTEEN– ZERO ZERO ZERO, corresponding to a piece of land for poultry-breeding business and a building, located in district four Jesús, cantón four Santa Bárbara, Province of Heredia, with the following boundaries: to the North with Empolladora Belén S.A; to the South with Rodrigo Sanod and others; to the East with public street and others; to the West with Rodrigo Sanod in two parts. It measures twenty nine thousand nine hundred and five square meters with sixty two square decimeters. The Map is registered under number H- six three four five zero three- two thousand. SIX. PARTIDO DE HEREDIA: REGISTRATION NUMBER ONE HUNDRED AND TEN THOUSAND SEVEN HUNDRED AND EIGHTY ONE– ZERO ZERO ZERO, corresponding to a piece of land for cultivation, with a building, box and others, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, with the following boundaries: to the North with Río Segundo; to the South with public street and other; to the East with Carlos Luis Chaves and other; to the West with Río Segundo, public street and others. It measures seventy nine thousand six hundred and sixty two square meters with forty nine square decimeters. The Map is registered under number H-zero four five eight seven seven six one thousand nine hundred and eighty one. SEVEN PARTIDO DE HEREDIA: REGISTRATION NUMBER ONE HUNDRED AND TWENTY THOUSAND SEVEN HUNDRED AND NINETY– ZERO ZERO ZERO, corresponding to a piece of land for pasture, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, with the following boundaries: to the North with Río Segundo; to the South with Jorge Zamora and others; to the East with Ricardo Rodríguez and other; to the West with Joaquín Chaves Zamora. It measures forty one thousand nine hundred and thirty three square meters with seventy six square decimeters. The Map is registered under number H-zero three five four nine zero nine-one thousand nine hundred and seventy nine. EIGHT. PARTIDO DE HEREDIA: REGISTRATION NUMBER THIRTY NINE THOUSAND FIVE HUNDRED AND FIFTY TWO– ZERO ZERO ZERO, corresponding to a piece of land for poultry business, with two galleys for chicken fattening and a house, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, with the following boundaries: to the North with Río Segundo; to the South with public street and Román and Rómulo Chaves; to the East with Román Chaves, to the West with Rómulo Chaves. It measures thirty nine thousand nine hundred and forty two square meters with eight square decimeters. The Map is registered under number H-zero five four nine seven five three- one thousand nine hundred and eighty four. NINE. PARTIDO DE HEREDIA: REGISTRATION NUMBER THIRTY NINE THOUSAND FIVE HUNDRED AND FIFTY THREE– ZERO ZERO ZERO,

corresponding to a piece of land with two houses and seven galleys, located in district two, La Ribera, cantón seven, Belén, Province of Heredia, with the following boundaries: to the North with Río Segundo; to the South with public street Nicolás Chaves María V; to the East with Román Chaves, to the West with Nicolás Chaves. It measures thirty two thousand seven hundred and eighty two square meters with eight square decimeters. The Map is registered under number H-zero six four eight nine nine one- one thousand nine hundred and eighty six. TEN. PARTIDO DE HEREDIA: REGISTRATION NUMBER SIX HUNDRED NINETY FIVE – F- ZERO ZERO ZERO a commercial premise number eight, located in fourth district of Ulloa; Heredia’s first canton, of the Heredia province. With the following boundaries: on the north: common central yard; on the south: common exterior garden; on the east: common terrace of property; on the west: commercial space number seven. It measures: Twenty-five square meters. Map recorded under number H-zero eight four one four three five-two thousand three. ELEVEN. PARTIDO DE HEREDIA: REGISTRATION NUMBER ONE HUNDRED EIGHTY THOUSAND NINE HUNDRED NINETY FOUR – ZERO ZERO ZERO, a property used at present for poultry-breeding purposes, with sheds, a house, office building, two warehouses, a water well and storage tank; the rest of the property has been reforested with timber yielding trees, and is located in Jesus’ fourth district, Santa Barbara’s fourth canton, in the province of Heredia: With the following boundaries: on the north: Arturo Loria Rojas: on the west: Quebrada Birri in the center of Arturo Loria Rojas; on the northeast: public street; on the southeast: State Department (Ministerio de Gobernación), Quebrada Birri in the center of Mariano Rodriguez Salas. It measures: Eighty two thousand three hundred eighty square meters and sixty-one square decimeters. Map recorded under number H-zero seven three eight zero nine nine-two thousand one. TWELVE. PARTIDO DE HEREDIA: REGISTRATION NUMBER ONE HUNDRED SEVENTY THREE THOUSAND SIX HUNDRED EIGHT TWO-ZERO ZERO ZERO, on a vacant parcel of land located in La Ribera’s second district, seventh canton, Belen, in the Province of Heredia. With the following boundaries: on the north: public street; on the south: Spanish Country Club; on the east: Virginia Zamora Víquez, on the west: Corporación Pipasa, S. A. It measures: One thousand four hundred forty two meters and twenty-one square decimeters. Map recorded under number H-zero one five four seven zero nine-nineteen ninety-three. THIRTEEN. PARTIDO DE HEREDIA: REGISTRATION NUMBER FIVE THOUSAND THREE HUNDRED EIGHTY SIX-ZERO ZERO EIGHT, on a map of pasture grounds, located in La Ribera’s second district, seventh canton, in the province of Heredia. With the following boundaries: on the north: Rio Segundo in the middle of other; on the south: Pedro Carvajal and other; on the east: Mercedes Campos and other; on the west: Pedro Carvajal. It measures: Forty one thousand nine hundred thirty three meters and six square decimeters. Map recorded under number H-zero six nine nine four three zero-two thousand one. FOURTEEN. PARTIDO DE HEREDIA: REGISTRATION NUMBER ONE HUNDRED SEVENTY FOUR THOUSAND FORTY FIVE-ZERO ZERO ZERO, on a map of land partially used as re-grazing grounds and agriculture, vehicle parking, located in La Ribera’s second district, seventh canton, Belen, in the province of Heredia. With the following boundaries: on the north: Corporacion Pipasa, S. A. and Rio Segundo; on the south: Corporacion Pipasa, S.A., public street and Sixto and Miriam, both in Alvarado Campos; on the east: public street and Corporacion Pipasa, S. A., Sixto and Miriam, both in Alvarado Campos and Dagoberto Alvarado Bogantes; on the west: Sixto and Miriam, both in Alvarado Campos and Dagoberto Alvarado Bogantes, Corporacion Pipasa, S. A., on the northeast: Corporación Pipasa, S.A.; on the northwest: Rio Segundo. It measures: ninety three thousand seven hundred eighty six square meters and ninety-five square decimeters. Map recorded under number H-zero five nine six nine seven three-nineteen ninety-nine. FIFTEEN. REGISTRATION NUMBER FORTY ONE THOUSAND TWENTY-ZERO ZERO ZERO, pasture grounds and coffee plantation with a home, located in La Ribera’s district number zero two, seventh canton, Belen, in the Province of Heredia. With the following boundaries: on the north: Adela Castillo and public street; on the south: Jose Chavez by the middle of the street; on the east: Adela Castillo and on the west: Adela Castillo and other. It measures: twenty one thousand five hundred eighty five square meters and eighty square decimeters. Map recorded under number: H-zero seven seven four one two eight-nineteen eighty-eight. SEVENTEEN. PARTIDO DE HEREDIA REGISTRATION NUMBER ZERO ZERO SIX NINE FOUR – ZERO, ZERO ZERO; nature: commercial space number seven, located in Ulloa’s Fourth District, Heredia’s First Canton, in the Province of Heredia. With the following boundaries: on the north: central common yard; on the south: common exterior garden; on the east: space number eight, and on the west: common terrace. It measures: twenty-five square meters; map number: eight hundred forty one thousand four hundred thirty four-two thousand three. PUNTARENAS DISTRICT: ONE. REGISTRATION NUMBER SIXTEEN THOUSAND NINE HUNDRED EIGHTY TWO-ZERO ZERO ZERO, on a map of grazing and agricultural land, located in San Rafael’s Fourth District, Esparza’s Second Canton, Province of Puntarenas. With the following boundaries: on the north, south and west: highway and other; on the east: Juan Jimenez. It measures: five hundred two thousand three hundred fifty six square meters and sixty-three square decimeters. Map recorded under number P-six eight three nine nine four thousand nineteen eighty-seven. TWO. REGISTRATION NUMBER FORTY FIVE THOUSAND TWO HUNDRED SIXTY THREE-ZERO ZERO ZERO, on a map of land comprising grazing grounds, forests and a building, located in Pitahaya’s second district, first canton, Puntarenas, Province of Puntarenas. With the following boundaries: on the north, south and west: Ganadera La Irma, S. A., and on the east: public road to Sardinal. It measures: one hundred fourteen thousand one hundred sixty six meters and sixteen square decimeters. Map recorded under number P-five two zero three nine six – nineteen eighty-three. THREE. REGISTRATION NUMBER NINETY THOUSAND EIGHT HUNDRED EIGHTY SEVEN – ZERO ZERO ZERO, on a map of land comprising grazing grounds, croplands and mountain areas, with twelve modules, office and warehouse space, located in Pitahaya’s second district, Puntarenas’ first canton, in the Province of Puntarenas. With the following boundaries: on the north: La Carga, Sociedad Anonima and Rincon de los Toros, S. A.; on the south: Inter-American Highway; on the east: public street to Sardinal and Rincon de los Toros, S. A., and on the west: Hacienda San Marcos. It measures: four million eight hundred seventy seven thousand three meters and fifty seven square decimeters. Map recorded under number P-six one nine four four nine-nineteen eighty six. FOUR. REGISTRATION NUMBER TWENTY SEVEN THOUSAND THREE HUNDRED NINETEEN – ZERO ZERO ZERO, on a lot of land comprising pasture lands, two homes, a swimming pool and a pavilion, located in Pitahaya’s second district, Puntarenas’ first canton, Province of Puntarenas. With the following boundaries: on the north: Inter-American Highway and El Brillante, S. A.; on the south: Hacienda Chapernal; on the East: Aranjuez River with Juan Torres in the middle, and on the west: Inter-American Highway. It measures: three hundred forty thousand eight hundred fourteen meters and eighteen square decimeters. Map recorded under number P-four one six five seven zero- nineteen eighty one. FIVE. REGISTRATION NUMBER FIVE THOUSAND EIGHT HUNDRED EIGHTY THREE – ZERO ZERO ZERO, a lot of land with a home and unimproved commercial space located in the Puntarenas’ district, first Puntarenas’ canton, Province of Puntarenas. With the following boundaries: on the north: public street; on the south: Mariano Strech; on the east: Ana Maria Bonilla, and on the west: Banco Anglo Costarricense. It measures: two hundred ninety one square meters and thirty four square decimeters. Map recorded under number P-five zero five four four three nineteen eighty three. SIX. REGISTRATION NUMBER THIRTY NINE THOUSAND SEVEN HUNDRED NINETY TWO – ZERO ZERO ZERO, on a parcel of farming land and trees, with two modules or sheds, located in Pitahaya’s number two district, Puntarenas’ first canton, Province of Puntarenas. With the following boundaries: on the north: El Rincon de los Toros, S. A; on the south: Intern-American Highway and a separate parcel of land located on the upper part of Rincon de los Toros, S. A.; on the east: public street to Sardinal, Progreso Comercial y Agricola Sociedad Anonima, and on the west: Hacienda San Marcos. It measures: nine hundred two thousand five hundred fifty meters and twenty seven square decimeters. Map recorded under number P-six one nine four four nine nineteen hundred eighty six. SEVEN. REGISTRATION NUMBER FORTY NINE THOUSAND FOUR HUNDRED FIFTY SEVEN – ZERO ZERO ZERO, on a parcel of land with a building, located in Corredores’ District Number One, Corredores’ tenth canton, Province of Puntarenas. With the following boundaries: on the north: Gabriel Barrios and Concepción Guzman; on the south: Asociacion de Iglesia Cristiana Independiente; on the east: Juan Francisco Chavarria, on the west: public street by twelve meters and seventy centimeters. It measures: seven hundred twenty six square meters and fifty five square decimeters. Map recorded under number P-five zero five four four three – nineteen eighty three. EIGHT. REGISTRATION NUMBER NINETY THOUSAND EIGHT HUNDRED EIGHTY SEVEN- ZERO ZERO ZERO, on a parcel of pasture grounds, cropland and mountains, including twelve modules, office and warehouse space, located in Pitahaya’s district zero two, Puntarenas’ canton number one, in the Province of Puntarenas. With the following boundaries: on the north: La Carga Sociedad Anonima, and Rincon de los Toros Sociedad Anonima; on the south: Inter-American Highway; on the east: public street to Sardinal and Rincon de los Toros Sociedad Anónima; on the west: Hacienda San Marcos. It measures: four million eight hundred seventy seven thousand three square meters and fifty seven square decimeters, according to Map P-zero six one nine four four nine – nineteen eighty six. PARTIDO DE GUANACASTE : ONE. REGISTRATION NUMBER NINETY FIVE THOUSAND THREE HUNDRED – ZERO ZERO ZERO, on a parcel of land for construction, located in Liberia’s first district, Liberia’s first canton, in the Province of Guanacaste. With the following boundaries: north: public street by seventeen meters: south: lot number two; east: public street by twenty six meters; west: Adina Alvarado Rivas. It measures: four hundred thirty six square meters and ninety four square decimeters. Map recorded under number G-two seven two six two three-nineteen ninety five. TWO. REGISTRATION NUMBER NINETY FIVE THOUSAND THREE HUNDRED ONE – ZERO ZERO ZERO, on parcel number two, a lot for construction located in Liberia’s first district, Liberias first canton, in the Province of Guanacaste. With the following boundaries: north: lot number one, Adina Alvarado Rivas, south and west: Adina Alvarado Rivas, and east:

public street by fifteen meters and eleven centimeters. It measures: four hundred fifteen square meters and four square decimeters. Map recorded under number G-two seven one two six three nineteen ninety five. THREE. REGISTRATION NUMBER NINETY SEVEN THOUSAND NINE HUNDRED SIXTY FIVE – ZERO ZERO ZERO, on a lot of land for construction located in Liberia’s first district, Liberia’s first canton, in the Province of Guanacaste. With the following boundaries: on the north, east and west: Adina Alvarado Rivas, and on the south: public street with a front of twenty three meters and eighteen centimeters. It measures: four hundred seventy nine square meters and thirty seven square decimeters. Map recorded under number G-two seven eight three seven eight-nineteen ninety five. PARTIDO DE LIMON. LIMON. ONE. REGISTRATION NUMBER SIXTEEN THOUSAND SEVENTY NINE – ZERO ZERO ZERO, on a lot for construction, containing a building, located in Limon’s first district, Limon’s first canton, Province of Limon. With the following boundaries. on the north: Jose Antonio Acuña; south: Alberto Yunies Moresa and other; on the east: fourth street by fifteen meters and forty seven centimeters; on the west: Alejandro Alvarado. It measures: three hundred forty nine square meters and eighteen square decimeters. Map recorded under number L-seven six nine seven-nineteen ninety seventy one. PARTIDO DE ALAJUELA. ONE. REGISTRATION NUMBER ONE HUNDRED EIGHTY SIX THOUSAND FIVE HUNDRED SEVENTY FIVE-ZERO ZERO ZERO, consisting of re-grazing forests with constructions on them, located in La Garita’s thirteenth district, Alajuela’s canton number zero one, in the Province of Alajuela. With the following boundaries: on the north: Productora Nacional de Aves, S. A.; on the south: Quebrada Rio Medio and others; on the east: Productora Nacional de Aves, S. A., and on the west: Carretera a Cebadilla and others. It measures: Two hundred ten thousand two hundred forty six square meters and six square decimeters. Map recorded under number A-zero five seven six four eight one-nineteen hundred ninety nine. TWO. REGISTRATION NUMBER ONE HUNDRED FORTY NINE THOUSAND EIGHTY FIVE-ZERO ZERO ZERO, on a parcel devoted to pasture lands, located in Turrucares’ eleventh district, Alajuela’s canton number zero one, in the Province of Alajuela. With the following boundaries: on the north: Rio Tizate; on the south: Quebrada La Gregoria; on the East: Access street and other, and on the west: Gabriela Lopez Fuentes. It measures: one hundred eleven thousand eight hundred twenty three square meters and thirty six square decimeters. Map recorded under number A-zero five seven six four eight two-nineteen ninety nine. THREE. REGISTRATION NUMBER TWO HUNDRED FORTY FIVE THOUSAND EIGHT HUNDRED SIXTEEN – ZERO ZERO ZERO, on a parcel used for pasture land, located in La Garita’s thirteenth district, Alajuela’s canton zero one, in the Province of Alajuela. With the following boundaries: on the north: Quebrada Jorge Alfaro and others; on the south: Quebrada Rio Medio and others, and on the west: Carretera a Cebadilla and others. It measures: Five hundred eighty five thousand one hundred twenty square meters and ninety three square decimeters. Map recorded under number: A-zero eight four five five eight seven – nineteen eighty nine. FOURTH. REGISTRATION NUMBER ONE HUNDRED FIFTY THOUSAND ONE HUNDRED FIFTY ONE – ZERO ZERO ZERO, on a parcel of land used for poultry breeding, comprising a home and other, locate in San Isidro’s sixth district, Alajuela’s first canton, in the Province of Alajuela. With the following boundaries: on the north: Isidro and Romulo Loria Cruz by one hundred nine meters and seventy three centimeters; on the south: public street by one hundred eleven meters and ninety nine centimeters; on the east: Romulo Loria Cruz by one hundred ninety eight meters and twelve centimeters, and on the west: Susana Lopez Masis, by two hundred nineteen meters and eighty four centimeters. It measures: Twenty three thousand sixty square meters and thirty nine square decimeters. Map recorded under number A-zero zero zero eight eight one zero-nineteen seventy. FIFTH. REGISTRATION NUMBER TWO HUNDRED FOUR THOUSAND NINE HUNDRED NINETY NINE - ZERO ZERO ZERO, an unimproved grazing field; located at Eleventh District Turrúcares, cantón one Alajuela, province of Alajuela; bordering to the North with: Public street, along seven meters, and other lots; to the South: Río Virilla, to the East: Alfonso Barrantes and to the West: Luis Diego and Marco Publio Aguilar. It measures: One hundred thirty nine thousand nine hundred twenty one square meters and eighty seven square decimeters. Map record number: A-zero five three one seven four seven – nineteen eighty four. SIXTH. REGISTRATION NUMBER ONE HUNDRED FORTY SIX THOUSAND SIX HUNDRED SIXTY FOUR - ZERO ZERO ZERO, consisting of ten sheds, water tank and well; located at first district Alajuela, canton one Alajuela, province of Alajuela; bordering to the North with: Public street, Joaquín Ruiz and other lots; to the South: Mercedes and Margarita Montenegro; to the East: Mercedes and Margarita Montenegro and to the West: Río Alajuela. Total it measures: Seventeen thousand four hundred seventy one meter and ninety two square decimeters. Map record number: A- zero six three eight zero three two. SEVENTH. REGISTRATION NUMBER ONE HUNDRED FORTY THOUSAND TWO HUNDRED SIXTY FOUR-ZERO ZERO ZERO, a map occupied by a poultry farm, a house and other lots; located at Sixth District San Isidro, cantón one Alajuela, province of Alajuela; bordering to the North with: Abel Bravo and Victorino Quirós along ninety three meters sixty three centimeters; to the South: Public street along ninety eight meters and forty centimeters; to the East: Victorino Quirós along two hundred two meters fifty eight centimeters and to the West: Carlos Matamoros and a private street. It measures: Twenty thousand seven hundred twenty one meters and fifty square decimeters. Map record number: A- zero zero zero five nine two five- nineteen seventy. EIGHTH. PARTIDO DE ALAJUELA REGISTRATION NUMBER ONE EIGHT SIX FIVE SEVEN SEVEN-ZERO ZERO ZERO, nature: a lot with drinking trough, a salting house, located at Thirteen District Garita, Cantón First Alajuela, province of Alajuela, bordering to the North with an easement street, along fifteen meters, and other lots, to the South: Poultry Farm La Garita S. A., and other lots, to the East: Godofredo Chaves Aguilar and to the West: an easement street and other lots, total it measures: one hundred twenty six thousand one hundred sixteen meters and thirty three square decimeters, Map number: A-zero three eight five five one eight-nineteen eighty. PARTIDO DE HEREDIA: FIRST. REGISTRATION NUMBER FORTY THOUSAND EIGHT HUNDRED FIFTY NINE -ZERO ZERO ZERO, a lot with two buildings; located at First District San Antonio, cantón seven Belén, province of Heredia; bordering to the North with: Public street; to the South: Río Quebrada Seca; to the East: Juan Campos and to the West: Adelia Campos. It measures: Six thousand three hundred eighty seven meters and seventeen square decimeters. Map record number: H- zero zero one one three six eight- nineteen seventy one. SECOND. REGISTRATION NUMBER SEVENTY ONE THOUSAND EIGHT HUNDRED FORTY SIX - ZERO ZERO ZERO, a map occupied by a house; located at first District San Antonio, cantón seven Belén, province of Heredia; bordering to the North with: Quebrada Seca; to the South: Public street, Rafael Arroyo Montero and other lots; to the East: Rafael Arroyo Montero and other lots and to the West: Gilberto Alvarado and other lots. It measures: Four thousand three hundred thirty two meters and ninety four square decimeters. Map record number: H-zero three three five four eight six-nineteen seventy nine. THIRD. REGISTRATION NUMBER ONE HUNDRED SIXTY SIX THOUSAND THREE HUNDRED THIRTY SIX - ZERO ZERO ZERO, land of pastures; located at First District Puerto Viejo, cantón ten Sarapiquí, province of Heredia; bordering to the North with: Quebrada and Ramón Alfaro Esquivel; to the South: Front measuring thirteen meters with an easement to a public street; to the East: Resto de Bolívar Miranda Conejo and to the West: Edmundo Villegas Oses. It measures: One thousand seven hundred eighty two meters and sixty one square decimeters. Map record number: H-zero three four zero one seven nine-nineteen ninety six. FOURTH. REGISTRATION NUMBER SEVENTY THOUSAND NINE HUNDRED EIGHTY SIX - ZERO ZERO ZERO, a map occupied by offices; located at third District San Francisco, cantón one Heredia, province of Heredia; bordering to the North with: Benedicto Víquez Herrera; to the South: José Antonio and Víctor M. Hidalgo Barrantes; to the East: José Hidalgo Barrantes and to the West: Joaquín Víquez Herrera. It measures: Ten thousand twenty meters and fifty eight square decimeters. Map record number: H-zero zero zero nine eight five one - nineteen seventy four. FIFTH. REGISTRATION NUMBER ONE HUNDRED SIX THOUSAND NINE HUNDRED FORTY SIX - ZERO ZERO ZERO, a map occupied by three buildings; located at First District San Antonio, cantón seven Belén, province of Heredia; bordering to the North with: A road stretch measuring sixty five meters and fifty centimeters; to the South: Río Quebrada Seca, Omar Campos in the middle; to the East: Quebrada Seca and Adelia Campos and to the West: Angel Alfaro Bolaños. It measures: Fourteen thousand six hundred eight meters and two square decimeters. Map number: H-zero zero eight eight seven eight one one-nineteen ninety. SIXTH. REGISTRATION NUMBER ONE HUNDRED TWENTY THREE THOUSAND SIX HUNDRED TWENTY EIGHT -ZERO ZERO ZERO, nature land of pastures, located at First District San Antonio, Cantón Seventh Belén, de la province of Heredia, bordering to the North with Walter Freer Padilla and other, to the South: Río Quebrada Seca and other, to the East: Aguilar and Solís, S. A. and to the West: Miguel Angel González and other, total it measures: three thousand one hundred fifty three meters and ten square decimeters, Map record number H-eight eight five seven zero six-two thousand three REGISTRATION, NUMBER ONE HUNDRED TEN THOUSAND SEVEN HUNDRED EIGHTY ONE – ZERO ZERO ZERO, a map occupied by agriculture, building, box and others, located at second District La Ribera, Cantón Seventh Belén, of the province of Heredia, bordering to the North with Rio Segundo, to the South with a Public Street, to the East: Carlos Luis Chaves and other and to the West: Rios Segundo, Public Street and other, it measures: seventy nine thousand six hundred sixty two square meters and forty seven square decimetres, map number: H-zero four hundred fifty eight thousand seven hundred seventy six- nineteen eighty one. PARTIDO DE SAN JOSÉ: FIRST. REGISTRATION NUMBER NINE HUNDRED FORTY FOUR F- ZERO ZERO ZERO, a shop on floor one-A, business premise number forty nine; located at Fourth District Catedral, cantón one San José, province of San José; bordering to the North with: business premise number fifty four and Texaco Caribbean, S.A.; to the South: Common area used as alleyway; to the East: premise number fifty and to the West: Common area used as alleyway. It measures: fifteen meters and fifteen square decimetres, map number: one-eight eight one nine five five – two thousand three. PARTIDO DE PUNTARENAS: FIRST. REGISTRATION NUMBER SEVENTEEN THOUSAND SIX HUNDRED SIXTY SIX - ZERO

ZERO ZERO, a map intended for farming and grazing; located at Third District Canoas, cantón ten Corredores, province of Puntarenas; bordering to the North with: Hacienda La Palma; to the South: Nicolás Mendoza; to the East: Marconi Concepción and Public street in the middle and to the West: Public street and other. It measures: Five hundred thousand square meters. Map record number: P-zero zero zero zero seven four six - nineteen sixty three. PARTIDO DE LIMÓN: FIRST. REGISTRATION NUMBER SIXTY THOUSAND ONE HUNDRED FIFTY SIX - ZERO ZERO ZERO, a lot intended for construction, Lot seven-D; located at First District Guácimo, cantón six Guácimo, province of Limón; bordering to the North with: Lot six-D, to the South: Mario Brenes Brenes; to the East: Public street along eighteen meters thirty six centimeters, and to the West: Lot eight-D. It measures: Three hundred eighty square meters and thirty seven square decimeters. Map record number: L- zero zero four eight three two one- nineteen ninety two. L) PARTIDO DE ALAJUELA: ONE. REGISTRATION NUMBER ONE HUNDRED SIXTY NINE THOUSAND NINE HUNDRED SIXTEEN ZERO ZERO ZERO, a map intended for grazing, currently occupied by two buildings, located at District zero two, Aguas Claras, Thirteen District, Upala, province of Alajuela, bordering to the North with: Rio Frijoles, South: public street, East: Rio Frijoles; West: William Murillo Meza. It measures: thirty four thousand nine hundred two square meters and eighty one square decimetres; Map number: A- zero zero sixty four thousand nine hundred sixty five –nineteen ninety two. TWO. REGISTRATION NUMBER ONE HUNDRED EIGHTY SIX THOUSAND FIVE HUNDRED SEVENTY SEVEN ZERO ZERO ZERO, a map with a water trough and a saltery, located at Third District, Garita, canton one, Alajuela, province of Alajuela; bordering to the North with: fifteen meter easement street and others, South: Avicola La Garita S.A. and others, East: Godofredo Chaves Aguilar and West: easement street and others; it measures: one hundred twenty six thousand one hundred sixteen square meters thirty three square decimetres. Map number A-zero three hundred eighty five thousand five hundred eighteen- nineteen eighty. THREE. REGISTRATION NUMBER TWO HUNDRED FOUR THOUSAND NINE HUNDRED NINETY NINE – ZERO ZERO ZERO, a map intended for grazing with buildings, located at eleventh District, Turrucares, canton First, Alajuela, province of Alajuela; East: Alfonso Barrantes, West: Luis Diego Marco Publio Aguilar Z, area: one hundred thirty nine thousand nine hundred twenty one square meters and eighty seven square decimetres. Map number A-zero five hundred thirty one thousand seven hundred forty seven- nineteen eighty four. PARTIDO DE SAN JOSE: One. REGISTRATION NUMBER THREE HUNDRED AND TWENTY THOUSAND THREE HUNDRED AND NINETY-ZERO ZERO ZERO, land with two houses; located at district one, Guadalupe, canton eight, Goicoechea, province of San Jose, Boundaries: North: Profisa Guadalupe, S. A.: South: public street with nine meters and fifty five centimeters: East: public street with twenty two meters and fifty one centimeters; west: Profisa Guadalupe S. A.; It measures: two hundred and thirty meters with eleven square decimeters; Map number: one-zero eight eight one zero one five-two thousand and three. N) PARTIDO DE CARTAGO: ONE. REGISTRATION NUMBER F SEVENTEEN THOUSAND SEVEN HUNDRED AND FORTY SIX- ZERO ZERO ZERO, subsidiary land number five, business space; located at district two, Cartago Occidental, canton one, Cartago, Province of Cartago, Boundaries: North: common area; South: subsidiary four; East: common area; West: Rafael Bloise Sanchez; it measures: one hundred and seventy seven meters with thirty six square decimeters; Map number: C eight eight zero five three eight-two thousand three. O) PARTIDO DE SAN JOSE: ONE. REGISTRATION NUMBER THREE HUNDRED AND NINETY NINE THOUSAND SEVEN HUNDRED AND THIRTY FOUR-ZERO ZERO ZERO, land with a building destined for parking; located in district one, Guadalupe, canton eight, Goicoechea, province of San Jose, boundaries: North: Franklin Vargas Arias; South: public street with twenty meter with ninety three centimeters; East: public street with twenty two meters nine centimeters; West: Esso Standard Oil; it measures: one thousand two hundred sixteen meters with fifty five square decimeters; Map number: SJ- zero zero zero zero seven hundred and seventy two – nineteen ninety one. TWO. REGISTRATION NUMBER ONE HUNDRED AND ONE-ZERO ZERO ZERO, a land with a patio and house; situated in district two, Merced, canton one, San Jose, providence of San Jose, boundaries: North: Isaac Zuñiga Montufar; South: third avenue; East: Thomas Vargas Rodriguez; West: Isaac Zuñiga Montufar; it measures: two hundred and ninety one meter with seven square decimeters; Map number: SJ – zero one hundred and nine thousand nine hundred and forty six – nineteen seventy three. P) PARTIDO DE HEREDIA: ONE. REGISTRATION NUMBER ONE HUNDRED AND SIX THOUSAND SIX HUNDRED TWENTY EIGHT-ZERO ZERO ZERO, land to be use for the construction of a storage building; situated in district three, Llorente, canton eight, Flores, providence of Heredia, Boundaries: North: Carlos Gonzalez Amores; South: Vinicio Gonzalez Amores: East: public street with forty one meters and eighty one centimeters: West: Joaquin Ulate: It measures: five thousand and four meters with twenty eight squares decimeters: Map number: H-zero five hundred and thirty six thousand two hundred and twenty five – nineteen and eighty four. Q) PARTIDO DE SAN JOSE: ONE. REGISTRATION NUMBER ZERO ZERO THREE THOUSAND TWO HUNDRED TWENTY

TWO - ZERO ZERO ZERO, business space, located in district three, Hospital, canton one, San Jose, providence of San Jose, Boundaries: North: El Gallito Comercial Ltda and other; South: Compañia Ganadera El Santo S. A.; East: public street with eight meters with forty two centimeters; West: Condominium Amon S. A.; It measures: three hundred and seventy six meters with fifty four square decimeters; Map number: SJ-zero seven hundred seventy thousand one hundred twenty five – nineteen eighty eight. R) PARTIDO DE SAN JOSE: ONE. REGISTRATION NUMBER F THIRTEEN THOUSAND SEVEN HUNDRED NINETY TWO -ZERO ZERO ZERO, land dedicated to commercial land number twenty five in process of construction; Situated in district five, Zapote, canton one, San Jose, providence of San Jose, boundaries: northwest: public street; southwest: common area, southeast: carretera de circunvalacion; northeast: public street; It Measures: five hundred and fourteen meters with seventy nine square decimeters; Map number: SJ-seven five nine four two zero-two thousand one; TWO. REGISTRATION NUMBER F ZERO ZERO ZERO SIX HUNDRED SIXTY FIVE-ZERO ZERO ZERO, land designated to site two which is designated for commerce use; situated in district one, Curridabat, canton eighteen, Curridabat, providence of San Jose, boundaries: North: Federico Zamora Castro; South: Hogares de Costa Rica S A.; East: location one; west: location three; It Measures: forty five meters with ninety three square decimeters; Map number: SJ- seven seven nine four five six- two thousand two. THREE. REGISTRATION NUMBER F TWELVE THOUSAND-ZERO ZERO ZERO, land destined for a commercial land in process of construction; situated in district three, Hospital, canton one, San Jose, providence of San Jose, boundaries: northeast: La Caguimba, S. A.; northwest: commercial location number two; southeast: commercial location number four; southwest: common area; It measures: sixty one meters with eighty five square decimeters; Map number: SJ-two five three three nine- nineteen ninety two. FOUR. REGISTRATION NUMBER F ZERO FOURTEEN THOUSAND SIX HUNDRED NINETY ONE ZERO ZERO ZERO, land dedicated to a local commercial land number sixteen in construction; situated in district ten, Hatillo, canton one, San Jose, providence of San Jose, boundaries, northeast: common area-sidewalk; southwest: local seventeen; southeast; common area-sidewalk; northeast; local fifteen; it measures: fifty six meters with eighty seven square decimeters; Map number: SJ-one four four three five six- nineteen ninety three. S) PARTIDO DE HEREDIA: ONE. REGISTRATION NUMBER F

THIRTEEN THOUSAND TWO HUNDRED AND TWENTY NINE-ZERO ZERO ZERO, land dedicated to local D. two, one plant; Situated in district one, Heredia, canton one, Heredia, providence of Heredia. Boundaries: North: McDonald’s Sistemas de Costa Rica S. A.; south: common areas; East: Local D. Three; West: local D, One: It Measures: seventy three meters and thirty six square decimeters; Map number: H-eight one one seven six four-two thousand two. SECOND: It is agreed to reform the fourth clause pertaining the name of the trust, so in the future it read as follows: “FOURTH: DENOMINATION: The Trust will be denominated and identified with the name of PIPASA TRUST NUMBER I-ONE THOUSAND TWO HUNDRED FIVE -TWO THOUSAND AND FOUR’.” THIRD: By virtue of the pay off of the credits indicated in the fourth clause whereas portion of this document, and the execution of the Bank Credits on behalf of the Beneficiaries, the parties agree to modify as it has been done, the attachments one and two of the Trust, with the purpose of evidencing the new Trust and its credits. FOURTH: It is agreed to totally modify paragraph c) of the first clause of the Trust so it will read as follows: “c) Accordingly to clause Fourteen, the Beneficiaries will grant to Corporacion Pipasa S. A. and Corporacion As de Oros, S. A. the credits in the approved conditions by each one of them. The Trustors commit to explicitly and irrevocably comply in every way with the terms and conditions stated in the credit agreements documented by the Bank credits.” FIFTH: It is agreed to eliminate entirely paragraph g) of the first clause of the Trust. SIXTH: By virtue of the substitution of the Trustee made above, the parties agree to modify in its entirely paragraph h) of the first clause of the Trust, so it would read as follows: “h) THE TRUSTEE is BANCO IMPROSA, S.A. In case that BANCO IMPROSA S.A. can not continue with its administration, resigns or is dismissed, the Beneficiaries’ Committee by majority will appoint a substitute Trustee, based on a list of three candidates presented by the Trustors. Said appointment must fall necessarily on a financial institution of first order. “ SEVENTH: The parties agree that as of today the patrimony of the Trust will only be conformed by the real estate assets and the mortgage documents pertaining to them, the brands and machinery entrusted. To this affect, the Trustors and the Beneficiaries instruct and authorize the Trustee to proceed at any moment to release and transfer to the Trustors the rest of the assets entrusted, whether they are vehicles, accounts receivables, inventory of finished product, inventory of raw material, inventory of product in process, inventory of chicken (live hens), inventory of hens and reproductive roosters, inventory of hatchable eggs, certified commercial invoices, stocks, furniture and equipment - as to this last one, all those that are not indicated in Exhibit F annexed to the present contract. Things being the way they are, the parties agree to modify the Second clause of the Trust, for it to read as follows: “SECOND: OF THE PATRIMONY OF THE TRUST: To comply with the Trust, the patrimony entrusted, will be composed by the personal property and real estate property described in Exhibit F and its sub attachments, that will be attached to this agreement and properly signed by the parties, and will be a part of this agreement. The entrusted assets, will be in entrusted property and will remain as a free of charge deposit of the Trustors and to be able to use it, as allowed by the Trustee by mere tolerance. It is understood and explicitly agreed, that the assets entrusted respond for to the credits in full force as much as to the ones established separately in the future according to what has been agreed, and for any eventually expansions and modifications, and embraces all improvements and constructions made in the future to the entrusted assets. In case that the forclosure of this trust takes place, for any of the reasons indicated later in this document, the Trustee will proceed with any administrative eviction, in conformity as indicated in article four hundred fifty five of the Civil Procedural Code, confronted with article seven of the Ley General de Arrendamientos Urbanos y Suburbanos. The entrusted patrimony can increase by virtue of any new assets contributed to the trust by Trustors herein indicated, or through the acceptance of new assets contributed by new Trustors. In the same manner, the parties agree that one patrimony of this trust, must be at all times enough to guaranty an equal coverage or greater to one the hundred and twenty five percent of the total of the Bank Credits and the potential issuance of bonds, which in conjunction will add up to forty four million dollars, money of legal currency of the United States of America; aggregate amount that will be guaranteed by the patrimony of this Trust. By virtue of what has previously been stated, it has been agreed by the parties that in case the patrimony entrusted would turn out to be insufficient to cover the one hundred twenty five percent of the aggregate amount of forty four million dollars, money of legal currency of the United States of America, it would constitute a cause for immediate proceedings to the foreclosure of this Trust, except that the TRUSTORS agree with the Beneficiaries´ Committee, the inclusion of new assets, to reach again the coverage herein stipulated, or the reduction of the debt. It is understood by all parties that such agreement should be made within a maximum period of one calendar month starting from the moment the insufficient coverage was communicated to the TRUSTORS; to the contrary, the TRUSTEE will proceed with the foreclosure of this Trust, auctioning the assets that are part of the entrusted patrimony in accordance with what it is established ahead in this same agreement. The determination for ratio of coverage of the entrusted assets will be made by the Beneficiaries, which in conjunction with the Trustee, will be able to perform the appraisals and inspections considered convenient, expenses to be paid by the Trustors. EIGHTH: It is agreed to modify entirely the third clause of this Trust so it reads as follows: “THIRD: OBJECTIVE OF THIS TRUST: This Trust’s objective is: a) To Guarantee to the BENEFICIARIES, the proper fulfillment on behalf of the TRUSTORS, of the financial obligations in any type of money, guarantees, and all of the terms and conditions stipulated in the Bank Credits subscribed amongst them, described and related in Exhibit two and the addendums reached. The same way, the Trust will grant the guarantee or endorsement, in a way that the entrusted patrimony guarantees the fulfillment of payments of the notes issued by virtue of the Issuance, with the same rights and privileges than the Bank Credits. In case that the terms and conditions of the Bank Credits are not fulfilled, the Trustee will proceed to have to its disposal the entrusted assets, in the terms and conditions afterwards indicated; b) To guarantee to the BENEFICIARIES the proper possession on behalf of the TRUSTEE of the entrusted assets for the effect of this agreement, in particular: (i) that in case that the fulfillment of the pay off of the total principal owed, as to the payment of all interests, and any expense or obligation which might have resulted from the Bank Credits, as well as the exact fulfillment of any of the Guarantees established with them; THE TRUSTEE will proceed to transfer the entrusted assets to the TRUSTORS, according to what corresponds to each other, that for this purpose they assume the position of the SUBSIDIARY BENEFICIARIES; (ii) in case that any of the payments of the principal is not fulfilled, the payment of a month of current interest or PAST DUE INTEREST, and of any other expense or obligation resulted of any of the Bank Credits, if in case that any of the representations and warrants established in them does not get fulfilled, and of any other pecuniary or non pecuniary obligation established in such credits; as well as the lack of payment of municipal and territorial wages, premiums for insurances, payments for public services, lack of maintenance, reparations and improvements in the entrusted properties, or the occurrence of any proceedings of bankruptcy insolvency, administration and reorganization by judicial intervention or any other judicial proceedings that is kept for a greater period of three months and obstructs Debtors to comply with the service of the debts incurred, THE TRUSTEE will proceed providing prior notice to the Beneficiaries affected and will instruct to sell the entrusted assets, according to instructions to follow, and will pay off with the profit of such sale any current debts in charge of the debtors with the BENEFICIARIES, including current and past due interest, legal fees, and expenses related with the execution, all in conformity with what has been agreed in this agreement; c) Guarantee to the BENEFICIARIES that as long as there are balances of debt with The Bank

Credits or issued guarantees with the purpose to guarantee debtor balances pending or in force, the entrusted assets that are responsible for such obligations will remain as entrusted property. It is understood that the purposes of this trust created by this instrument, does not exclude nor will damage other guarantees granted to the Bank Credits, granted by the debtors to the creditors, and the execution of such guarantees will not subordinate nor will stipulate the procedures foreclosure related to the patrimony of this Trust or viceversa.” NINETH: It is agreed to eliminate the difference originally indicated in the first clause of this Trust and used in the remainder of the document, between the main Beneficiaries and second level Beneficiaries. By virtue of what has been said before, this Trust will remain modified, in such a way that in its entirety when the defined term is used of the main Beneficiaries, should be understood that it relates to the Beneficiaries according to what has been defined in this document. TENTH: It is agreed to modify in its entirety paragraphs d) and e) of the seventh clause of this Trust, so from now to read as follows: “d) That all of the information granted by them to the Beneficiaries, is true, thrustworthy and exact;” “e) That they are not involved in any legal contractual breach, that there are no judgments or materials claims, pending or probable against them, except for the ones that have have been informed to the BENEFICIARIES and there is no existent contractual impossibilities with third parties, creditors or not, that will prevent granting this agreement contract and its attachments; “ ELEVENTH: It has been agreed to add an article c) to the eight clause of this Trust, which will read as follows: “c) The Trustors will be able to request from the Trustee the release of assets from this Trust, previous authorization from the Beneficiaries Committee, as long as the following conditions are met: (i) that at all times there is a reasonable coverage, that the total of the entrusted assets remaining in this Trust, represent at least a twenty five percent of the total from the Bank Credits and the ISSUANCE, according to the judgment of the Beneficiaries Committee: (ii) In case that the coverage indicated before gets affected by the exclusion of the assets to be released, the Trustors must contribute to the patrimony of this Trust, assets or rights of the same value or greater to the value appraised of the assets to be excluded, according to the judgment of the Beneficiaries´ Committee. In that sense, the Trustors could, complying with the indications in this article, contribute with a certificate of deposit with a term of three months and issued by one of the Beneficiaries’ banks.; contribute one or more of real estate; or to make a pre payment of the operations equal to an amount indicated in this clause; (iii) In case that the coverage is kept, the Trustors will be able to request from the Trustee the release of the assets without any retribution at all and remain owner of the asset or its value, previous authorization from the Beneficiaries Committee. “TWELVETH: REPRESENTATIONS AND OBLIGATIONS OF THE TRUSTORS: The TRUSTORS in this act and for purposes of the modifying Trust, declare and make themselves obligated to the following: a) That are properly constituted under the laws of Republic of Costa Rica, that are in force and in good standing in all extremes; b) That they have complete legal capacity to execute this agreement; c) That have taken all corresponding and necessary resolutions to authorize the grant and signature of this document; d) That all information given by them to the Beneficiaries, are true, trustworthy and exact; e) that are no involved in any type of legal infraction or contractual breach, that there are no judgments or material claims, pending or probable against them, just the ones that the BENEFICIARIES have been told of and that there are no contractual impossibilities with third parties, creditors or no, that will obstruct the release of this agreement; f) That they are not in any type of non compliance of any agreement, that could carry adverse affects of importance over their business or financial situation; g) That know and are willing to comply in all of its extent, and to what it is of their concern, the dispositions and regulations that govern this Trust and the modification made to it; h) That they will grant all of the information, documentation and any cooperation required by the BENEFICIARIES; i) That they will keep an appropriate bookkeeping and general control system; j) That they have not, and will not, summit to any procedure of Administrtion and Reorganization through a Judicial Intervention, of bankruptcy or Creditor’s Settlement, k) That they commit to register in their bookkeeping, according to the obligations taken under the present agreement, as well as the subconsequent ones derived from the guaranteed credits. I) That are aware that under some of the real estate entrusted assets are some mortgage deeds (cedulas hipotecarias), of which some are included in this Trust, and others have been given as guarantee to bank operations, and others are deposited in a judicial court. The Trustors commit, in case that the creditors or the court release such mortgage deeds, to release them immediately to the Trustee, properly endorsed to its favor as entrusted property, to comply with the purposes of the present Trust. The same way, the Trustors commit to do all transactions and grant all authorizations and necessary instructions so that the mentioned mortgage deeds arrive in its entirety and take part of the patrimony of the present Trust. THIRTEENTH: It is agreed to modify in its entirety article a) of the nineth clause of this Trust, so from now on it reads as follows: “a) In case there exist a non compliance on behalf of the Trustors of any of the obligations from the Bank Credits and/or of any of the guarantees assigned thereon, must notify in writting to the TRUSTEE the non compliance and request from the Trustee to proceed with the auction of the entrusted assets, all of it according to the procedures established in this contract of Trust Agreement.” The same way, it is been agreed to eliminate in its entirety paragraph d) of the nineth clause of this Trust. FOURTEENTH: It is agreed to eliminate in its entirety paragraph o) of the tenth clause of this Trust and modify totally article b) of the tenth clause so from now on it reads as follows: “b) identify the entrusted assets, registering them apart and out of the reach of their creditors, third parties and separate from their own assets and to the ones corresponding to other trusts that has or might end up having to TRUSTEE, and identify this Trust with the denomination PIPASA GUARANTEE TRUST NUMBER I- ONE THOUSAND TWO HUNDRED FIVE/TWO THOUSAND FOUR”. The same way, it is agreed to add an article q), an article r) and an article s) to the tenth clause of this Trust, that will read as follows: “q) From now on the Trustee is instructed and authorized to subscribe the documents of guarantee, including collateral endorsements, pertinent and necessary so that the present Trust guarantees the compliance and proper payments of the notes of the issuance, in the terms and conditions established in the sixth clause of the preceding of this document. “ “r) In case that a catastrophe occurs that affect any of the current real estate entrusted assets, el Trustee must proceed to make the respective claim to the insurance company and receive the amount of the corresponding indemnity. Such funds will remain under the custody of the Trustee for the purpose of assuring in compliance of the Trust and it will be invested in a due on demand under the name of the Trust, recognizing the interest that for this type of product Banco Improsa S.A. pays. By petition from the Trustors, the money from the indemnity will be used to rebuild the real estate affected. In this last case, the Trustee will grant the amount of the indemnity, payable against the advance of the construction, according to the recommendation of an expert appointed by the Committee of Beneficiaries. This previous investment from the Trustors, of the amount of the deductible and any other difference in excess between the value of the real estate before the catastrophe and the value of the new construction to be build.” S) Proceed with the release of the entrusted assets, previous authorization and instructions from the Committee of Beneficiaries, in conformity with the stipulations in the article c) of the eight clause of this Trust. FIFTEENTH: It is agreed to modify in its entirety paragraphs a) b) and c) of the Eleventh clause of this Trust, so from now on to read as follows: “a) Demand of the TRUSTORS the provision of funds or the reimbursement of expenses and salaries that it might incur during the exercise, management, administration and defence of this Trust. b) Execute this Trust and carry out its obligation under the legal provisions in force and the terms of this agreement, as long as these do not breach those provisions. c) To the effect of the mortgage deeds to be endorsed in favor of the Trustee to comply with the purposes of the present Trust, the Trustee will have all of the rights and faculties corresponding to a debtor. Said rights and faculties include, but are not limited to, sufficient capacity to grant power in and outside court proceedings, to conciliate, to settle, to appear before all kind of hearings and appearances, settle law suits, to sell and to discount mortgage deeds, to cancel encumbrances, etc.” SIXTEENTH: It is agreed to modify in its entirety point (a) of article B) of the twelveth clause from now on to read as follows: “(a) SALE OF ASSETS: In case that any or more of the monthly installments for the principal or interest is past due, in whichever of the Bank Credits, on behalf of the Trustors, or the non compliance of any of the other obligations, cure the new compliance, representations and warranties incurred by the same of such credits or in this agreement and its addendums, the Beneficiaries respectively will notify in writting to the Trustee, to proceed by notifying the other Beneficiaries informing them of the non compliance and by notifying the Trustors, granting them a period of one calendar month. In case the situation were not normalized by the Debtors in the period granted, the corresponding Beneficiaries will inform the Trustee, who will proceed to execute the assets according to the following procedure: (i) The Entrusted assets will be offered jointly or individually, based on the value of each asset, according to the most recent valuation accredited the fiduciary and previously approved by the Beneficiaries Committee. (ii) The TRUSTEE will place an advertisement in a local newspaper to inform about the sale, pointing out the due date to receive offers as well as the date and time of the auction. (iii)The sale will be carried out by the Trustee, through a Notary Public, at the time and date set and under the same conditions established in the advertisement, doing their best to obtain the higher price. iv) In case that there were not bidders, the Trustee will schedule a second auction in fifteen days with a discount of a 25% the base price. In case a third auction should be made, it will be offered for a 50% of the base price. In further auctions, if any, assets will be sold to the highest bidder at no base price. v) Starting with the second auction, the beneficiaries by mutual agreement can allocate the Entrusted assets as payment of installment or principal. vi) the assets can be bought by the highest bidder, through a third party, by the Trustors, or the assets can be allocated to the Beneficiaries as payment of their debts. After the third auction and by mutual agreement, the entrusted assets can be allocated to the Beneficiaries as payment for the most recent appraisal, carried out by an expert chosen by the Trustee from a list requested by the Trustee to the Colegio de Ingenieros y Arquitectos. (vii) In the cases in which the assets have mortgage deeds (cedulas hipotecarias) endorsed in favor of the Trustee, the Trustee may pay off the mortgages when the Beneficiary Committee instructs them to proceed. The Trustee may pay off the mortgages before the auction so that the assets be offered without encumbrances. (viii) The trustee may auction the assets having mortgage deeds as long as the Trustee holds the mortgage titles (cedulas hipotecarias). (ix) In the case some of the assets have mortgage titles, common mortgage or pledge, the Trustee will sell the asset for a base price that will be the highest among 1) the amount of the appraisal at the hand of the Trustee, and 2)The amount of the encumbrance or encumbrances hold by the asset. In such case, the asset will be auctioned holding all the encumbrances and when paid with priority, it must be paid to the creditors of each encumbrance. If it exists a balance in excess, it must be distributed by the Trustee according to the following terms. (x) with the product of the auction, and after paying off any derivative expenses (stamps, edicts, trustee, notary or lawyer fees and others), the trustee must on a prorata basis: (one) pay off any delinquent credit, (two) pre pay the credits guaranteed this Trust which are current. It is understood and agreed that the execution of this trust could be requested if Trustors fail to comply with the Bank Credit terms, and the rest of creditors will contribute with the execution even though their credit be updated. It is also agreed that the Beneficiaries, through the Beneficiary Committee, may agree to the foreclosure of the entrusted assets jointly or individually; even instruct the Trustee to pay, with any cash existing in the Trust or with the profits stemming from the first executions, the encumbrances on the entrusted assets to release them and so to auction them according to the terms of this Trust. The Trustors expressly acknowledge and acceptance of this disposition. SEVENTEENTH: It is hereby resolved to modify clause twenty fifth of the original trust which hereafter will state the following: ABOUT THE COMMITTEE OF THE TRUST BENEFICIARIES: For advocacy purposes regarding the Principal Trust Beneficiaries on all matters related to this trust, the Committee of Principal Trust Beneficiaries is created and shall be governed by the following rules and regulations: A) The Committee shall have the following roles: (i) Receiving and reviewing the financial information submitted by the Trustors as established in this Trust Agreement. This does not exclude the Beneficiaries´ responsibility to receive and review information submitted by the Trustors as established in each credit agreement, it does not exclude either the Trustors´ obligation to submit pertinent financial information to each Benaficiary, as established in each credit agreement. ii) Informing the rest of the creditors about any developments which may damage the entrusted assets and entitlements and/or the operation of the debtor. iii) Should the main or alternate trustees appointed hereby be removed or should resign as provided to this effect in this agreement, The Beneficiary Committee by simple majority will appoint the Alternate Trustee based on a list of three candidates previously submitted by the Trustors, the appointee will necessarily be a Bank entity domiciled in Costa Rica. (iv) Representing the Principal Trust Beneficiaries in the decision-making and in the issuance of authorizations provided that this agreement or the law so establishes, as stated under Chapter Twelve, Title One, Book II of the Commercial Code of the Republic of Costa Rica. In that regard, the Principal Trust Beneficiaries give the Committee of Principal Trust Beneficiaries the necessary and sufficient authority to fulfill such representation roles regarding all aspects of this trust, as to stoppel to its members of all liability having to do with the implementation of the instructions contained herein. (v) Authorizing the settlement by the Trustee of mortgage notes and mortgage liens or encumbrances of any kind on the entrusted assets. (vii) Instruct the Trustee to release the entrusted assets as established on subsection c) of clause eighth of this Trust. B) The Committee of Principal Trust Beneficiaries shall consist of a representative of each of the following creditors: Banco de Costa Rica, Banco Internacional de Costa Rica S.A.(Panama), Banco Crédito Agrícola de Cartago, Banco Interfin S.A. and SAMA Puesto de Bolsa S.A. as representative of the Note Issuance Holder, when the Notes Issuance be guaranteed by the Trust as established here. SAMA Puesto de Bolsa S.A. will be in charge of obtaining the necessary authorizations and empowerments for their participation to permit, acting and voting at the Committee. C) The Committee of Principal Trust Beneficiaries shall have a Chairman and a Secretary who will be elected among its members by a simple majority. The Chairman shall call and preside over the meetings, and prepare the agenda. The Secretary shall take the record and meetings of meetings and to communicate the resolutions reached to whom may be concern. D) All matters shall be decided upon by a simple majority, and the Chairman’s vote shall be counted as two in case of a tie. E) The presence of five Committee members at the meetings shall constitute a quorum. F) The Chairman shall call the meetings by fax or by other certifiable method, with at least three days in advance. G) In case of temporary or permanent absence, if the creditor in question does not appoint a replacement, the vacancy shall be filled by the rest of the Committee, through a simple majority vote. H) The Committee of Principal Beneficiaries will meet at least once every three months ordinarily and extraordinarily when required. EIGHTEENTH: The parties agree that this Trust may secure an aggregate maximum amount of US$44 million dollars of indebtedness. Additionally, the total value of the Entrusted assets be, at all times, enough to secure a coverage equal to or greater than 125% of the Bank Credit and the potential Issuance secured by this Trust. Thus, the parties agree to modify the Trust as required, so that it is established that this Trust secures the aggregate amount of US$44 million which cannot be exceeded, and with a minimum coverage of 125% of the total guaranteed Bank Credit and eventual Issuance. Any amendment to this Trust, including the introduction of new Trustees, will be carried out by the Trustors, Trustee and Principal Beneficiaries jointly. NINETEENTH: Clause Twenty Third of the Trust will be amended so that from now on read as follows: TWENTY THIRD: REGARDING FEES: THE TRUSTEE shall be paid a yearly fee of three thousand dollars, the legal currency of the United States of America, which shall be paid yearly in advance by THE TRUSTORS. Should any entrusted assets be sold or executed due to a breach, an additional fee shall be payable to the Trustee, equivalent to zero point twenty five per cent of the sale value of the assets, which fee shall be paid by THE TRUSTORS. TWENTIETH: It is resolved that subsection f sixth clause of the Trust will be amended so that from now on read as follows: f) THE TRUSTORS commit themselves to duly insure buildings regarding the property being transferred to this trust that exist already or may exist in the future, to provide for the necessary maintenance and keeping current payments on insurance, levies and taxes so as to keep the property in the best condition and value. Likewise, they shall include the TRUSTEE as a beneficiary of each and every insurance policy aforementioned and submit the corresponding documentation to the TRUSTEE in the following fifteen days after issuance. THE TRUSTORS are responsible of complying with what it is established in this clause, no later than thirty working days from May nineteenth, 2004. TWENTY FIRST: It is resolved that clause twentieth of this Trust be amended so that from now on read as follows: TWENTIETH: APPOINTMENT OF THE ALTERNATE TRUSTEE: If the TRUSTEE is removed, resigns or otherwise becomes incapable to act as a TRUSTEE, THE PRINCIPAL TRUST BENEFICIARY COMMITTEE, by simple majority, will appoint an ALTERNATE TRUSTEE, based on a list submitted by the Trustors, the appointed entity will be necessarily, a bank domiciled in Costa Rica. THE TRUSTEE shall transfer to the Substitute Trustee the entrusted assets and all information, records and documentation related to this trust, immediately after receiving a written notification by the Committee of Principal Trust Beneficiaries about the appointment of a new Trustee. TWENTY SECOND: It is resolved that subsection g) clause sixth of this Trust be amended so that from now on read as follows: g) The transfer of assets made by the Trustors to this Trust shall immediately be recorded in the financial statements, with the necessary annotation to those financial statements, all of which shall refer to this contract. In parallel and through log book, the Trustors must keep a detailed list of all the assets included in the Trust, which conform the “Trust Asset”. TWENTY THIRD: During the effectiveness of their obligations with the Beneficiaries and the investors who acquire a participation in a potential Issuance or while being any outstanding balance with Bank Credits and / or the Issuance, the Trustors are obliged not to: (a) distribute more than a 50% of the annual dividends to its shareholders, affording a 50% provided to its credit ratio, defined the financial ratio as its total debt to equity ratio is less that zero point sixty (60%). Should the financial ratio exceed the above mentioned percentage. The Trustors will not distribute any dividends during that period of time. Nevertheless, The Beneficiaries´ Committee in advance and in writing, at their discretion, may authorize the Trustors to proceed with an annual distribution higher than fifty percent of the profits. b) Likewise, the Trustors are required not to grant, directly or indirectly, loans, credits, credit facilities of any kind to their Directors, top executives, shareholders, or related parties; the latter, unless there is an express previous, written consent by the Beneficiaries. The aforementioned applies for all parties excluding credits granted to Rica Foods, Inc, the Debtor´s holding company, to which the Trustors may grant credit to up to two million five hundred thousand dollars, the legal currency of the United States of America, per year, as operation expenses. Any amounts lent to Rica Foods, Inc, will be always reflected in the Financial Statements submitted to the Beneficiaries. c) The Trustors will maintain, always and during the effectiveness of the Bank Credits, an amount of a paid in share capital equal to or greater than its stated capital, less the stock held in Treasury, so that the corresponding reduction must be made. d)maintain a current ratio, defined as a ratio of current assets to short term liabilities equal to or greater than 1.3. e) No transferring, selling, assigning, reducing or modifying its capital structuresocial including third parties different from the current shareholders o the same debtor, without the the Beneficiaries´ previous, express and written consent. The Trustors are binded to inform to their shareholders the obligations established in this covenant and in the Trust, advising them that any violation of such commitments, will be considered as a material breach to the terms and conditions of the trust. Likewise, the Trustors are committed to carry out all procedures, appraisals, valuations, communications, notices, registries and other necessary actions to comply with the commitments in the Trust and in this document. TWENTY FOUR: for the purposes of this Trust, the parties state herein the following address: i) BANCO INTERFIN S.A.: San José, Sabana Norte, Avenida Las Américas, costado norte del Estadio Nacional; ii) BANCO DE COSTA RICA: San José, avenida segunda entre calles cuatro y seis, Oficinas Centrales; iii) BANCO CREDITO AGRICOLA DE CARTAGO: Cartago, al costado sur de la Iglesia del Carmen, en la Dirección de la Banca Empresarial; iv) BANCO INTERNACIONAL DE COSTA RICA S.A.:

San José, Goicoechea, Barrio Tournón, Edificio Bicsa; THE TRUSTORS: En las oficinas de Grupo Consolidado Sama S.A., contiguo a la Contraloría General de la República; and THE TRUSTEE: San José, Barrio Escalante, de la Iglesia Santa Teresita, Trescientos metros este y doscientos metros sur. TWENTY FIFTH: Banco de Costa Rica is the owner of the mortgage credit of first degree over the real state of Partido de Puntarenas, Registration Number: ninety thousand eight hundred eighty seven-zero zero zero and forty five thousand two hundred seventy three-zero zero zero, as well as the mortgage credit of mortgage of first and second degree over the same province, Registration Number: sixteen thousand nine hundred eighty two and the mortgage credit of mortgage of first and second degree over the real state of Partido de Limon, Registration Number sixteen thousand seventy nine, likewise, this same entity is the owner of the pledge credit of first degreeon the machinery detailed in the appraisal dated May seven two thousand four and May eleven two thousand four, carried out by the engineers José Ruiz and Marcos Vargas, which are being held by the Banco de Costa Rica. Currently, Banco de Costa Rica is considering the possibility of adjusting, switching from dollars to colones, modifying or granting a new credit in favor of the Trustors, with the aforementioned assets guarantee, and if such credit is approved by the Comision de Credito del Banco de Costa Rica and it is ratified by its Board of Directors, it is resolved: that in order to reestructure or cancel and constitute new operations on those collateral assets up to the amount of ONE BILLION COLONES the bank authorizes the Trustee to temporarily release the entrusted assets so that the Banco de Costa Rica be able to constitute a new operation or modify the prevailing operations, in this way, Banco de Costa Rica will maintain its mortgage and pledge privileges that at present it still holds regardless of this Trust, and this condition is accepted by all parties involved in this trust. Once the credit is granted or the credit already existing be modified, the real estate and machinery will be included back into the Trust again. The Trustors expressly accept such provision. It is understood and agreed by all parties, that the instructions provided to the Trustee in this section will be executed through a single act, that is, in the same public deed so that the assets will be returned to the Entrusted assets, without continuity. It is resolved and expressly accepted by all signing parties that the signature of this agreement do not bind the Beneficiaries Bank to grant any new credits or modify the aforementioned credit unless an administrative analysis have been made and the approval in accordance with the internal regulations of each institution be obtained. The Trustors expressly accept the above mentioned provisions. TWENTY SIXTH: The parties agree that the Issuance can not include terms, conditions or characteristics that may be detrimental to the Banking Beneficiaries´

rights. Such terms, conditions, characteristics as well as the prospectus, related documents and other relevant information must be made known to the Beneficiaries´ Committee. The Issuance must have an entity or individual that for all legal and Trust effects, will represent the Issuance Note Holders. Such entity will be granted the sufficient faculties to receive judicial and administrative notifications and represent the Note Holders in administrative, judicial, conciliatory and mediation processes, as well as in the arbitration indicated in clause twenty seven of the Trust and represent them in any documents related to the Trust. The entity or individual who represents the Issuance Note Holder, must have an office in San José to receive service of process. TWENTY SEVEN. The parties agree that clause twenty seven of the Trust will apply to all documents related to the Trust, subscribed today and in the future. TWENTY EIGHT: the parties agree that the clauses not modified of the original Trust remain firm, effective and valid including its established provisions, commitments, resignations and obligations. The subscribing parties expressly authorize the Notary to issue six first testimonies, one as to the relevant for inscription in the Registry and five literal for the parties involved in the Trust. The parties authorize the Notaries to issue the literal testimonies or as to the relevant that be necessary. This is all. Having read the writing to the subscribers, they approve it and we all sign this document in the City of San José, at fifteen hours five minutes on May nineteenth two thousand four.